BLACKROCK FUNDS II
BlackRock Dynamic High Income Portfolio
(the “Fund”)

Supplement dated September 26, 2016
to the Prospectus, dated November 27, 2015 and the Statement of Additional Information,
dated November 27, 2015, as amended February 17, 2016

Effective as of September 26, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to reduce the cap on net expenses of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Dynamic High Income Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 52 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-71 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[4,5]	0.46%	0.45%	0.46%
Acquired Fund Fees and Expenses[4]	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses[5]	1.70%	2.44%	1.45%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.56)%	(0.55)%	(0.56)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	1.14%	1.89%	0.89%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 65, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates through November 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses and Acquired Fund Fees and Expenses have been restated to reflect current fees.
[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees.
[6]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 65, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.00% (for Investor A Shares), 1.75% (for Investor C Shares) and 0.75% (for Institutional Shares) of average daily net assets through November 30, 2018. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of BlackRock Funds II or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$635	$926	$1,297	$2,337
Investor C Shares	$292	$653	$1,198	$2,690
Institutional Shares	$91	$345	$682	$1,636

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$192	$653	$1,198	$2,690

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period of November 3, 2014 to July 31, 2015, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

The fourth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates through November 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The table immediately following the sixth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses)
Dynamic High Income Portfolio	Contractual Cap[1]
Investor A Shares	1.00%
Investor C Shares	1.75%
Institutional Shares	0.75%

*	As a percentage of average daily net assets.
[1]	These contractual caps are in effect through November 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The following is added immediately after the sixth paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Effective September 26, 2016, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Fund expenses) as a percentage of average daily net assets to 1.00% for Investor A Shares, 1.75% for Investor C Shares and 0.75% for Institutional Shares through November 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

With respect to the contractual agreement described above, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

Prior to September 26, 2016, BlackRock had agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Fund expenses) as a percentage of average daily net assets to 1.30% for Investor A Shares, 2.05% for Investor C Shares, and 1.05% for Institutional Shares.

Shareholders should retain this Supplement for future reference.

PRSAI-DHIP-0916SUP